UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 11, 2010

Walter Investment Management Corp.
(Exact name of registrant as specified in its charter)

Maryland	6789	13-3950486
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100
Tampa, FL 33607
(813) 421-7600
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On February 11, 2010, Walter Investment Management Corp. (“WIMC”) issued a press release and filed a Form 8-K with the Securities and Exchange Commission announcing its fourth quarter and full year 2009 results of operations. WIMC is filing this amendment on Form 8-K/A to revise the original filing to reflect the final version of the balance sheet. This amendment does not impact the fourth quarter or full year 2009 results of operations. A copy of the revised balance sheet is attached as Exhibit 99.1 to this amendment on Form 8-K/A.
     The information contained in this Item 2.02 and the attached Exhibit 99.1 is being furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into a registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Revised Balance Sheet

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.
Date: February 16, 2010	By:	/s/ Kimberly A. Perez
Kimberly A. Perez, Vice President,
Chief Financial Officer and Treasurer